                                                                EXHIBIT 10.13(b)
                       NAPER CROSSINGS COMMERCE CENTER II

                             BOLINGBROOK, ILLINOIS


                               STANDARD INDUSTRIAL
                                 LEASE AGREEMENT

                                 BY AND BETWEEN

                            THE LINCOLN NATIONAL LIFE
                                INSURANCE COMPANY

                                   AS LANDLORD


                                       AND



                                iFULFILLMENT, INC.



                                    AS TENANT

                                        LEASE INDEX
                                                                                  PAGE
ARTICLE I - LEASED PREMISES.......................................,..................1

         1.1      DEMISE OF LEASED PREMISES..........................................1
         1.2      CONDITION OF LEASED PREMISES.......................................1

ARTICLE II - TERM....................................................................1

         2.1      TERM...............................................................1
         2.2      DELAY IN OCCUPANCY.................................................1
         2.3      EARLY OCCUPANCY....................................................1

ARTICLE III - RENT...................................................................1

         3.1      BASE RENT..........................................................2
         3.2      ADDITIONAL RENT....................................................2
         3.3      LATE CHARGES.......................................................2
         3.4      PROPORTIONATE SHARE................................................2
         3.5      REAL PROPERTY TAXES................................................2
         3.6      INSURANCE..........................................................2
         3.7      COMMON EXPENSES....................................................3
         3.8      VERIFICATION AND OPERATING STATEMENT...............................3
         3.9      INTEREST ON PAST DUE AMOUNTS.......................................3

ARTICLE IV - COMMON AREAS............................................................3

         4.1      COMMON AREAS.......................................................3
         4.2      USE OF COMMON AREAS................................................3
         4.3      VEHICLE PARKING....................................................3
         4.4      COMMON AREA MAINTENANCE............................................4

ARTICLE V - USE......................................................................4

         5.1      USE................................................................4
         5.2      ADA................................................................4

ARTICLE VI - SECURITY DEPOSIT........................................................5

ARTICLE VII - OPERATIONS: UTILITIES: SERVICES........................................6

         7.1      UTILITIES .........................................................6
         7.2      NO INTERFERENCE ...................................................6

ARTICLE VIII - REPAIRS AND MAINTENANCE...............................................6

         8.1      LANDLORD'S OBLIGATIONS.............................................6
         8.2      TENANT'S OBLIGATIONS...............................................7

ARTICLE IX - ALTERATIONS: TENANT'S PROPERTY..........................................7

         9.1      ALTERATIONS BY TENANT..............................................7
         9.2      CONTRACTORS' INSURANCE REQUIREMENTS................................7
         9.3      TENANT'S PROPERTY .................................................8

ARTICLE X - HAZARDOUS MATERIALS......................................................8

         10.1 USE OF HAZARDOUS MATERIALS.............................................8
         10.1(a) TENANT'S OBLIGATIONS AND LIABILITIES................................8
         10.1(b) DEFINITION..........................................................9
         10.1(c) INSPECTION..........................................................9
         10.1(d) DEFAULT.............................................................9

ARTICLE XI - ASSIGNMENT AND SUBLETTING...............................................9

         11.1     ASSIGNMENT, SUBLETTING AND ENCUMBERING.............................9
         11.2     INVOLUNTARY ASSIGNMENT............................................12

ARTICLE XII - CASUALTY OR CONDEMNATION..............................................12

         12.1     PARTIAL DAMAGE OF LEASED PREMISES.................................12
         12.2     TOTAL OR SUBSTANTIAL DESTRUCTION..................................13
         12.3     TEMPORARY REDUCTION OF RENT.......................................13
         12.4     CONDEMNATION .....................................................13


ARTICLE XIII - INDEMNIFICATION AND INSURANCE........................................13
         13.1     INDEMNIFICATION BY TENANT.........................................13
         13.2     TENANT'S INSURANCE ...............................................14
         13.3     SURVIVAL OF INDEMNITIES...........................................14
         13.4     LANDLORD'S INSURANCE..............................................14
         13.5     LANDLORD'S INDEMNIFICATION........................................14
         13.6     WAIVER OF SUBROGATION.............................................15

ARTICLE XIV - RIGHT OF ENTRY........................................................15

ARTICLE XV - PROPERTY LEFT ON THE LEASED PREMISES...................................15

ARTICLE XVI - SIGNS AND ADVERTISEMENTS..............................................15

ARTICLE XVII - NOTICES..............................................................16

ARTICLE XVIII - MECHANIC'S LIENS....................................................16

ARTICLE XIX - SUBORDINATION: ATTORNMENT.............................................16

         19.1     SUBORDINATION ....................................................16
         19.2     ATTORNMENT .......................................................17
         19.3     NON-DISTURBANCE ..................................................17
         19.4     CONFIRMING AGREEMENT .............................................17
         19.5     MORTGAGEE PROTECTION .............................................17

ARTICLE XX - COMPLIANCE WITH LAW AND RULES AND REGULATIONS..........................17

         20.1     COMPLIANCE WITH LAWS .............................................17
         20.2     RULES AND REGULATIONS.............................................18

ARTICLE XXI - LANDLORD'S LIEN.......................................................18

ARTICLE XXII - ESTOPPEL CERTIFICATE.................................................18

ARTICLE XXIII - HOLDING OVER........................................................19

ARTICLE XXIV - TENANT'S STATUS......................................................19

         24.1     POWER AND AUTHORITY ..............................................19
         24.2     AUTHORIZATION ....................................................19

ARTICLE XXV - DEFAULTS AND REMEDIES.................................................19

         25.1     DEFAULT BY TENANT ................................................19
         25.2     LANDLORD REMEDIES ................................................20
         25.3     LANDLORD'S COSTS; ATTORNEYS FEES..................................21
         25.4     REMEDIES CUMULATIVE ..............................................21
         25.5     NON-WAIVER .......................................................21


ARTICLE XXVI - MISCELLANEOUS........................................................21

         26.1     NO PARTNERSHIP ...................................................21
         26.2     NO REPRESENTATIONS BY LANDLORD....................................21
         26.3     WAIVER OF JURY TRIAL..............................................21
         26.4     SEVERABILITY PROVISIONS...........................................22

         26.5     INTERIOR CONSTRUCTION.............................................22
         26.6     BENEFITS AND BURDENS..............................................22
         26.7     LANDLORD'S LIABILITY..............................................22
         26.8     BROKERAGE ........................................................22
         26.9     RECORDING ........................................................22
         26.10    GOVERNMENTAL SURCHARGE............................................23
         26.11    SURRENDER OF PREMISES.............................................23
         26.12    INTERPRETATION ...................................................23
         26.13    SPECIAL PROVISIONS ...............................................23
         26.14    ENTIRE AGREEMENT ................................................ 23
         26.15    FORCE MAJEURE ....................................................23
         26.16    CHOICE OF LAW ....................................................23
         26.17    SUBMISSION OF LEASE ..............................................24
         26.18    TIME OF ESSENCE ..................................................24
         26.19    FINANCIAL STATEMENTS .............................................24
         26.20    FIRST RENEWAL OPTION .............................................24

EXHIBITS:

         EXHIBIT A - LEGAL DESCRIPTION..............................................26
         EXHIBIT B - FLOOR PLAN.....................................................27
         EXHIBIT C - INTENTIONALLY OMITTED
         EXHIBIT D - RULES AND REGULATIONS..........................................29
         EXHIBIT E-1 - TENANT ESTOPPEL CERTIFICATE..................................33
         EXHIBIT E-2 - LANDLORD ESTOPPEL CERTIFICATE................................35
         EXHIBIT F - TENANT CONSTRUCTION............................................37
         EXHIBIT G - SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT........39
         EXHIBIT H - LANDLORD'S LIEN WAIVER.........................................46


                            INDUSTRIAL BUILDING LEASE

         THIS LEASE, is made and entered into on this 5th day of August, 2002, between The Lincoln National Life Insurance Company, an Indiana corporation, ("Landlord") and iFulfillment, Inc., a Georgia corporation ("Tenant").

                           ARTICLE I - LEASED PREMISES

         1.1 DEMISE OF LEASED PREMISES. Landlord, in consideration of the rents and of the terms and conditions hereinafter contained, does hereby lease to Tenant, and Tenant, does hereby rent from Landlord the building known as Naper Crossings Commerce Center II, located in Bolingbrook, Illinois and containing approximately three hundred fifty-four thousand four hundred (354,400) rentable square feet ("Leased Premises" or "Building" or "Property"). The Building is located on the land described on Exhibit "A" and the floor plans of the Leased Premises are attached as Exhibit "B" and incorporated by reference.

         1.2 CONDITION OF LEASED PREMISES. Tenant accepts the Leased Premises in its "as is" condition as of the execution of this Lease, subject to all recorded matters, laws, ordinances, and governmental regulations and orders. Tenant acknowledges that neither Landlord, any employee of Landlord, or any agent of Landlord has made any representation as to the condition of the Leased Premises or the suitability of the Leased Premises for Tenant's intended use. The taking of possession of the Leased Premises by Tenant shall be conclusive evidence that the Leased Premises were in good and satisfactory condition and suitable for the use intended by Tenant at the time such possession was taken. Upon request by Landlord, Tenant shall execute a commencement letter signifying such acceptance.

                               ARTICLE II - TERM

         2.1 TERM. The term of this Lease shall be for a period of five (5) years (the "Term"), commencing January 1, 2003 (the "Commencement Date") and ending on December 31, 2007 (the "Expiration Date"), unless sooner terminated pursuant to any provision hereof.

         2.2 DELAY IN OCCUPANCY. Intentionally deleted.

         2.3 EARLY OCCUPANCY. Intentionally deleted.

                               ARTICLE III - RENT

         3.1 BASE RENT Tenant shall pay rent to Landlord starting with the Commencement Date of the Lease through the Expiration Date for the use and occupancy of the Leased Premises in the amount of $118,133.33 per month ("Base Rent"), payable in advance, on the first day of each month.

Base Rent and all other sums, whether designated additional rent or otherwise, payable to Landlord under this Lease shall be payable in U.S. Dollars at the office of Landlord, or at such other place or places as Landlord may in writing direct. All rent payable under this Lease shall be paid by Tenant without notice or demand, both of which are expressly waived by Tenant. Base Rent due under this Lease shall be paid by Tenant without demand, offset or deduction.

         3.2 ADDITIONAL RENT. Tenant shall pay to Landlord additional rent as provided in this Article III. All charges due and payable by Tenant other than Base Rent are herein called "Additional Rent". The term "Rent" shall mean Base Rent and Additional Rent.

         3.3 LATE CHARGES. Tenant's failure to pay Rent promptly may cause Landlord to incur unanticipated costs. The amount of such costs are difficult to ascertain, and therefore on any Rent payment not made within ten (10) days after it is due, Tenant shall pay Landlord a late charge equal to fifteen percent (15%) per annum of the overdue amount. The parties agree that such late charge represents a fair and reasonable estimate of the costs Landlord will incur by reason of such late payment.

         3.4 PROPORTIONATE SHARE. For purposes of this Lease, Tenant's Proportionate Share is 100% of this Building's expenses.

         3.5 REAL PROPERTY TAXES. As Additional Rent, Tenant shall reimburse Landlord for the Real Property Taxes payable during any calendar year the Tenant occupies the Leased Premises, within thirty (30) days of receipt of an invoice from Landlord. Real Estate taxes are paid twice per year and will be billed to Tenant upon payment of the tax bill by Landlord. A tax bill submitted by Landlord to Tenant shall be conclusive evidence of the amount of Real Property Taxes, as well as the items taxed.

         (b) "Real Property Taxes" shall mean: (i) any fee, license fee, license tax, business license fee, commercial rental tax, levy, charge, assessment, government charge or tax imposed by any taxing authority against the Building or land upon which the Building is located; (ii) any tax on the Landlord's right to receive, or the receipt of, rent or income from the Building or against Landlord's business of leasing the Building; (iii) any tax, or charge, or assessment, or any assessment for repayment of bonds for fire protection, streets, sidewalks, road maintenance, refuse or other services provided to the Building for any governmental agency; (iv) any charge or fee replacing any tax previously included within the definition of real property tax; and (v) any costs incurred by Landlord in contesting such Real Property Taxes, whether successful or not. Real Property Taxes does not, however, include Landlord's federal or state income, franchise, inheritance or estate taxes. Tenant shall pay when due all taxes charged against trade fixtures, furnishings, equipment or any other personal property belonging to Tenant.

         3.6 INSURANCE. As Additional Rent, Tenant shall pay monthly one-twelfth (l/12th) of all premiums paid for property damage, general and umbrella liability insurance for any calendar year, with the monthly Proportionate Share payments being paid in such amount as Landlord may reasonably estimate. If the amount paid by Tenant toward insurance premiums exceeds or is less than the actual amount due, the excess shall be credited against or the amount underpaid shall be added to Tenant's next succeeding payment due under this Section. Documentation supporting the insurance premium allocations to the Property provided by Landlord will be conclusive evidence of insurance premiums paid for the Property.

         3.7 COMMON EXPENSES. Tenant shall be responsible for all common area maintenance and all Common Expenses (as hereinafter defined). Common Expenses shall mean all costs in repairing, maintaining and operating the Building and the Common Areas (as hereinafter defined), other than expenses recoverable under Sections 3.5 or 3.6 above. Common Expenses shall include, but are not limited to, the following: gardening and landscaping, including maintenance and repair of irrigation systems; maintaining ponds and/or fountains; electrical, gas, water and sewer service and maintenance, repair and replacement of the facilities providing the same, to the extent not separately metered to tenants of the Building; maintenance, repair and replacement of signs; premiums for liability, property damage; charges and assessments by the owners' association, if any, for the Property; all personal property taxes and assessments levied on or attributable to the Common Areas and all improvements thereon; all personal property taxes levied on or attributable to personal property used in connection with the Common Areas, the Building or the Property; fees for required licenses and permits; repairing, replacing, resurfacing, repaving, maintaining, painting the paved areas of the Project, parking lot sweeping, snow removal, lighting, cleaning, refuse removal, security and similar items; and exterior painting.

         3.8 VERIFICATION OF OPERATING STATEMENT Intentionally Omitted.

         3.9 INTEREST ON PAST DUE AMOUNTS. Any amount owed by Tenant to Landlord which is not paid when due shall bear interest at the rate of fifteen percent (15%) per annum from the due date of such amount, in addition to any late charges due under this Lease. If the interest rate specified in this Lease is higher than the rate permitted by law, the interest rate is hereby decreased to the maximum legal interest rate permitted by law.

                            ARTICLE IV - COMMON AREAS

         4.1 COMMON AREAS. In this Lease, "Common Areas" shall mean all exterior areas of the Property including the parking lot, drive lanes, landscaped areas, sidewalks, and ponds. Landlord may from time to time change the size, location, nature and use of any of the Common Areas. Tenant acknowledges that such activities may result in occasional inconvenience and such activities and changes shall be expressly permitted if they do not materially affect Tenant's use of the Property.

         4.2 USE OF COMMON AREAS. Tenant shall have the exclusive right to use the Common Areas for the purposes intended, subject to such reasonable rules and regulations as Landlord may establish from time to time. Tenant shall abide by such rules and regulations and shall use its best effort to cause others who use the Common Areas with Tenant's expressed or implied permission to abide by Landlord's rules and regulations. Tenant shall not, at any time, interfere with the rights of Landlord, other tenants, or any other person entitled to use the Common Areas.

         4.3 VEHICLE PARKING. Tenant shall be entitled to use all of the vehicle parking spaces on the Property without paying any additional rent. Tenant's parking, other than for loading dock(s) adjacent to the Leased Premises, shall not be reserved and shall be limited to vehicles no larger than standard size automobiles or pickup utility vehicles. Tenant shall not cause large trucks or other large vehicles to be parked in any area on the Property or on the adjacent public streets except for the loading dock(s) adjacent to the Leased Premises. Temporary parking of large delivery vehicles on the Property may be permitted by the rules and regulations established by Landlord. Vehicles shall be parked only in striped parking spaces and not in driveways, loading areas or other locations not specifically designated for parking.

         4.4 COMMON AREA MAINTENANCE. Tenant shall maintain the Common Areas in good order, condition and repair.

                                 ARTICLE V - USE

         5.1 USE. Tenant shall use the Leased Premises for a distribution center, warehouse facility, fulfillment center and office purposes, and for no other purpose without the prior written consent of Landlord. Tenant will not use or occupy the Leased Premises for any unlawful purpose, and will comply with all present and future laws, ordinances, regulations, and orders of the United States of America, the state in which the Leased Premises are located, and all other governmental units or agencies having jurisdiction over the property and the Leased Premises. Tenant shall not cause, maintain or permit any outside storage on or about the Leased Premises, shall not commit or suffer any waste upon the Leased Premises, or any nuisance or other act or thing which may disturb the quiet enjoyment of any other tenant in the Building. No use shall be made or permitted to be made of the Leased Premises, nor acts done, which will increase the existing rate of insurance upon the Building or cause the cancellation of any insurance policy covering the Building, or any part thereof. Tenant shall not sell, or permit to be kept, used, in or about the Leased Premises, any article which may be prohibited by the standard form of fire insurance policy. Tenant shall, at its sole cost and expense, comply with any and all requirements, pertaining to the Leased Premises, of any insurance organization or company, necessary for the maintenance or reasonable fire and public liability insurance covering the Leased Premises, Building and appurtenances. Tenant shall not place on any floor a load exceeding the floor load per square foot which such floor was designed to carry.

         5.2 ADA. Tenant shall at its expense make any improvements or alterations to the Leased Premises and Landlord shall at its expense make any improvements or alterations to the Common Areas required to conform with the Americans With Disabilities Act of 1990 ("ADA") and any other laws, ordinances, orders or regulations of any governmental body or authority presently required or hereinafter enacted. Tenant represents and warrants that the use and occupancy of the Leased Premises as contemplated by this Lease comply or will comply fully with all such laws, ordinances, and other governmental requirements.

                          ARTICLE VI - SECURITY DEPOSIT

       6.1 As an additional inducement to enter into this Lease and as evidence of Tenant's intention to comply with the terms and conditions of this Lease, Tenant shall deposit with Landlord an irrevocable Letter of Credit in the face amount of Four Hundred Thousand and no/100 Dollars ($400,000) (the "Letter of Credit") as a security deposit. The Letter of Credit shall be in the form attached hereto as Exhibit "I" and shall provide for partial draws against the face amount thereof. Provided Tenant is not in default of the terms of this Lease, the Letter of Credit requirement shall be reduced by One Hundred Thousand and no/100 Dollars ($100,000) every twelve months as follows:


                         As of 1/1/03          $400,000.00
                         1/1/04                $300,000.00
                         1/1/05                $200,000.00
                         1/1/06                $100,000.00

       Provided Tenant is not in default of the terms of this Lease, the Letter of Credit requirement shall end as of 12/31/06 and the Letter of Credit shall be returned to its issuing institution (the "Issuer") along with a letter, on the letterhead of Landlord, stating that the Letter of Credit is being surrendered and that Landlord, as beneficiary thereunder, is making no further claim, demand or draw request with respect thereto.

       In the event the Letter of Credit instrument presented to Landlord expires prior to 12/31/06, Tenant agrees to provide a renewal or replacement Letter of Credit within fourteen (14) days of its expiration. Tenant also agrees that Landlord shall have the right to present the Letter of Credit for payment seven (7) days prior to expiration if a renewal or replacement Letter of Credit has not been received by Landlord prior to that date.

       6.2 The security provided by the Letter of Credit shall not be considered an advance payment of Base Rent, Additional Rent or other charges provided for in this Lease, nor shall the face amount of the Letter of Credit serve as a measure of the damages which would be suffered by Landlord in the case of a default by Tenant.

       6.3 Landlord may, from time to time, without prejudice to any other remedy draw against the Letter of Credit to the extent necessary to make good any arrearages or nonpayment of Base Rent, Additional Rent or other charges provided for in this Lease, or to satisfy any obligation of Tenant hereunder, provided that Landlord has provided Tenant with the notices of default set forth in Section 25.1 and that the cure periods provided in such section have expired. To effect a draw in accordance with the foregoing sentence, Landlord shall serve both Tenant and the Issuer with a draw request which shall include (i) the amount of the draw, (ii) a calculation identifying the basis for the draw and
(iii) the following statement:

       "The undersigned hereby certifies that Base Rent, Additional Rent, or other sums due pursuant to the terms and provisions of a Lease dated ________________, 2002 between The Lincoln National Life Insurance Company, as landlord, and iFulfillment, Inc., as Tenant, with respect to certain property located at 605 Crossroads Parkway, Bolingbrook, Illinois, have not been paid as agreed and that the time within which tenant was entitled to cure such default under the Lease has passed"

         6.4 In the event that a draw is made against the Letter of Credit pursuant to Section 6.3, Tenant agrees to increase the face amount of the Letter of Credit, or provide Landlord with a cash security deposit, in the amount of the draw(s) so as to restore the security deposit to the minimum value required by Section 6.1.

         6.5 If Landlord transfers Landlord's interest in the Leased Premises, Landlord will surrender the Letter of Credit to its issuer (pursuant to the surrender mechanism described in Section 6.1) and Tenant shall provide the transferee with a substitute irrevocable letter of credit in a face amount equal to the minimum value required by Section 6.1 and on the same terms and conditions otherwise required by this Article VI.

                  ARTICLE VII - OPERATIONS: UTILITIES: SERVICES

         7.1 UTILITIES. All heat, electric current, gas, garbage, or special fees, metering charges, sprinkler fees or bonds, or utility charges of any nature used on the Leased Premises shall be paid for by Tenant. Landlord shall not be liable to Tenant for interruption in or curtailment of any utility service, or shall any such interruption or curtailment constitute a construction eviction or grounds for rental abatement in whole or in part.

         7.2 SATELLITE SYSTEMS. Tenant shall be allowed to install and operate electrical, internet, satellite, microwave, or other systems, with the prior approval of Landlord, which shall not be unreasonably withheld. Any changes, replacements or additions to the water system, heating system, plumbing system, air-conditioning system or electrical system of the Building made necessary by Tenant's installation or operation of any such systems shall be made at Tenant's expense.

                     ARTICLE VIII - REPAIRS AND MAINTENANCE

         8.1 LANDLORD'S OBLIGATIONS. Except for any repairs occasioned by the act or omission of Tenant, Tenant's agents, employees, contractors, licensees or invitees, which repairs shall be the responsibility of Tenant, Landlord shall maintain in good repair the roof, foundations and structural walls of the Leased Premises, not including doors and windows. The cost and expense of any maintenance or repair to the Building necessary due to the acts or omissions of Tenant or Tenant's agents, employees, contractors, invitees, licensees or assignees, shall be reimbursed by Tenant to Landlord upon demand as Additional Rent. Landlord shall not be responsible for ADA compliance with respect to Tenant Work performed. Landlord shall not be obligated to make any repairs until notified in writing by Tenant, and Landlord shall then have a reasonable period of time to make such repairs. Landlord shall not be liable for any damage or loss occasioned by Landlord's failure to repair the Leased Premises unless it shall have failed to make such repair within a reasonable time following written notice from Tenant of the need for such repair. Notwithstanding, Tenant shall be allowed to make emergency repairs in an amount not to exceed Fifteen thousand dollars ($15,000.00) if Tenant's attempts to reach Landlord fail. Landlord shall reimburse Tenant for such costs within thirty (30) days of receipt of paid invoices, lien waivers, and any other appropriate documentation. If Tenant has provided all required documentation to Landlord and Landlord has not reimbursed Tenant within ninety (90) days, Tenant may deduct the cost of the emergency repairs from their Rent payment.

         8.2 TENANT'S OBLIGATIONS. Tenant, at its sole cost and expense, shall keep and maintain in good repair, condition, and working order the entire Leased Premises, other than those portions for which Landlord shall be responsible as set out in section 8.1 above, including without limitation, interior walls, floors, ceiling, heating and air conditioning, electrical, and plumbing, which devolve from the Building's plumbing mains and master electrical panels. Tenant shall maintain a private maintenance contract providing for the regular inspection and maintenance of the heating and air conditioning system by a licensed heating and air conditioning contractor. Tenant shall not be responsible for major overhaul or replacement of the heating and air conditioning system, unless such major overhaul or replacement was necessitated by Tenant's failure to properly maintain same. The maintenance and repairs of all improvements made by Tenant shall be the sole responsibility of Tenant. Tenant shall keep the Leased Premises and adjacent grounds, including loading docks and parking lots, alongside of and in the vicinity of same in a good, clean, and sanitary condition and appearance.

         If Tenant fails to maintain and repair the Leased Premises, Landlord may, on ten (10) days prior notice (except that no notice shall be required in case of emergency) enter the Leased Premises and perform such repair and maintenance on behalf of Tenant. In such case, Tenant shall reimburse Landlord for all costs so incurred immediately upon demand.

                   ARTICLE IX - ALTERATIONS: TENANT'S PROPERTY

         9.1 ALTERATIONS BY TENANT. Tenant shall be allowed to make non-structural alterations, additions, replacements or improvements to the Leased Premises with Landlord's consent, which shall not be unreasonably withheld. Landlord may require Tenant to provide demolition and/or lien and completion bonds in form and amount satisfactory to Tenant. All alterations, additions or improvements to the Leased Premises made by Tenant will be accomplished in a good and workmanlike manner, in conformity with all applicable laws and regulations, by a contractor approved by Landlord, and shall become the property of the Landlord at the expiration of the Term of this Lease. Landlord reserves the right to require Tenant to remove any alteration, improvement or addition made to the Leased Premises by Tenant, and to repair and restore the Leased Premises to a condition substantially equivalent to the condition of the Leased Premises prior to any such alteration, addition or improvement, with the exception of (i) Tenant's initial office build-out and Warehouse Improvements, and (ii) Improvements subsequently made by Tenant for which the Landlord has given its consent. Tenant shall give Landlord at least ten (10) days' prior written notice of the commencement of any work on the Leased Premises. Landlord may elect to record and post notices of non-responsibility on the Leased Premises.

         9.2 CONTRACTORS' INSURANCE REQUIREMENTS. In the event Landlord gives its approval to Tenant pursuant to Section 9.1, Tenant shall require any third party vendor or contractor performing work on the Leased Premises to carry and maintain at no expense to Landlord: (a) Commercial General Liability Insurance with a combined single limit of $1,000,000 bodily injury and property damage per occurrence; (b) Auto Liability insurance with a combined single limit of $1,000,000; and (c) Workers' Compensation insurance in accordance with applicable state law and Employer's Liability insurance with limits of not less than $100,000/$100,000/$500,000. Tenant shall obtain a Certificate of Insurance prior to commencement of work and Landlord and Tenant are to be additional insureds as respects the liability coverages.

         9.3 TENANT'S PROPERTY. Provided Tenant is not in default under the terms of this Lease, Tenant, at its expense and at any time and from time to time, may install in and remove from the Leased Premises its trade fixtures, equipment, removable walls and wall systems, furniture and furnishings, provided such installation or removal is accomplished without damage to the Leased Premises or the Building and the installation does not interfere with the other tenants and their guests use of the Building. On or prior to the termination date, Tenant shall remove all of Tenant's property from the Leased Premises and repair any damage to the Leased Premises caused by such removal. All property of Tenant remaining on the Leased Premises after the expiration of the Term of this Lease shall be deemed to have been abandoned and may be removed by Landlord and Tenant shall reimburse Landlord for the cost of such removal. Landlord waives any potential interest in such personal property (Landlord's lien) as documented on Exhibit "H" attached hereto.

                         ARTICLE X - HAZARDOUS MATERIALS

         10.1 USE OF HAZARDOUS MATERIALS

         10.1(a) TENANT'S OBLIGATIONS AND LIABILITIES: Tenant shall not cause or permit any Hazardous Material to be brought upon, kept or used in or about the Leased Premises by Tenant, its agents, employees, contractors, or invitees. If Tenant breaches this obligation, the Tenant shall indemnify, defend and hold Landlord harmless from any and all claims, judgments, damages, penalties, fines, costs or liabilities (including, without limitation, diminution in value of the Leased Premises, damages for the loss of restriction on use of rentable or usable space or of any amenity of the Leased Premises, damages arising from any adverse impact on marketing of space, and sum paid in settlement of claims, attorneys' fees, consultant fees and expert fees) which arise during or after the lease Term as a result of such contamination. This indemnification of Landlord by Tenant, includes, without limitation, costs incurred in connection with any investigations of site conditions or any clean-up, remedial, removal or restoration work required by any federal, state or local governmental agency or political subdivision because of Hazardous Material present in the soil or ground water on or under the Leased Premises. Without limiting the foregoing, if the presence of Hazardous Material on the Leased Premises caused by Tenant results in any contamination of the Leased Premises, Tenant shall promptly take all actions at its sole expense as are necessary to return the Leased Premises to the conditions existing prior to the introduction of any such Hazardous Material in the Leased Premises, provided that Landlord's approval of such actions shall first be obtained, which approval shall not be unreasonably withheld so long as such actions would not potentially have any material adverse long-term or short-term effect on the Leased Premises. The foregoing indemnity shall survive the expiration or earlier termination of this Lease.

         Landlord agrees to indemnify Tenant and its officers, employees and agents from any claims, judgments, damages, penalties, fines, costs, liabilities or loss, including attorneys' fees, consultant fees, and expert fees which arise from (i) the existence of Hazardous Materials on the Property prior to the date of this Lease, and (ii) the migration of Hazardous Materials to or from the Property before the date of this Lease or during the Term of this Lease or any extension thereof, unless such migration results from the actions or omissions of Tenant, its officers, employees or agents. This indemnification survives the Term of this Lease.

         10.1(b) DEFINITION: As used herein, the term "Hazardous Material" means any hazardous or toxic substance, material or waste, including, but not limited to those substances, materials and wastes listed in the United States Department of Transportation Hazardous Materials Table (49 CFR 172.101) or by the Environmental Protection Agency as hazardous substances (40 CFR Part 261) and amendments thereto, or such substances, materials and wastes that are or become regulated under any applicable local, state or federal law.

         10.1(c) INSPECTION: Landlord and its property manager or agents shall have the right, but not the duty, to inspect the Leased Premises at any time to determine whether Tenant is complying with the terms of this Lease. Landlord shall provide reasonable notice of its intent to inspect the Leased Premises, except in the event of an emergency; such inspections shall take place during Tenant's normal business hours, except in the event of an emergency; and a representative of Tenant's office shall be allowed to accompany Landlord or Landlord's representative or agent during such inspection. If Tenant is not in compliance with this Lease, Landlord shall have the right to immediately enter upon the Leased Premises to remedy any contamination caused by Tenant's failure to comply, notwithstanding any other provisions of this Lease. Landlord shall use its best efforts to minimize interference with Tenant's business but shall not be liable for interference caused thereby.

         10.1(d) DEFAULT: Any default under this Paragraph shall be a material default enabling Landlord to exercise any of the remedies set forth in this Lease.

                     ARTICLE XI - ASSIGNMENT AND SUBLETTING

         11.1 ASSIGNMENT, SUBLETTING AND ENCUMBERING. Tenant shall not voluntarily assign or encumber its interest in this Lease or in the Leased Premises, or sublease all or any part of the Leased Premises, or allow any other person or entity to occupy or use all or any part of the Leased Premises, without first obtaining Landlord's consent in each instance, which consent shall not be unreasonably withheld, subject to the terms and conditions of this
Section 11. Landlord shall respond to Tenant's request within fifteen (15) days. Tenant shall, in each instance of a proposed assignment or subletting, give notice of its intention to assign or sublet to Landlord at least sixty (60) days before the effective date of any such date thereof, and specifically identifying the proposed assignee or sublessee, and such notice shall be accompanied by copies of the proposed assignment document or sublease, current financial statements of the proposed assignee or subtenant, a written business plan which includes the nature of the proposed assignee's, subtenant's or occupant's business to be carried on in the Leased Premises, and detailed documentation relating to the business experience of the proposed assignee or subtenant. At any time within fifteen (15) days after Landlord's receipt of Tenant's notice of its intention to assign or sublet, Landlord may by notice to Tenant elect to (i) consent to the proposed assignment or sublease, (ii) refuse to consent to the proposed assignment or sublease; or (iii) terminate this Lease in full with respect to an assignment, or terminate in part with respect to the portion of the Leased Premises proposed to be subleased and enter into a lease directly with the proposed assignee or sublessee. Landlord and Tenant agree, by way of example and without limitation, that it shall be reasonable for Landlord to withhold its consent if any of the following situations exist or may exist:

         (a) A conflict of the contemplated use of the Leased Premises by the proposed transferee, assignee or sublessee (hereinafter referred to as the "Transferee") with the "Use of Premises Clause" contained in Section 5 of this Lease;

         (b) Tenant is in default pursuant to this Lease and Tenant's applicable cure periods have expired and Tenant is not expeditiously attempting in good faith to cure any subject non-monetary defaults;

         (c) The financial worth and/or financial stability of the Transferee is less than that of the Tenant hereunder at the commencement of the lease term or at the time of such proposed transfer;

         (d) The Transferee's reputation would have an adverse effect upon the reputation of the Building or the other businesses located therein; or

         (e) The Transferee would breach any covenant of Landlord or Tenant respecting radius, location, use or exclusivity contained in this or any other lease, financing agreement, or other agreement.

         If Landlord consents to any proposed assignment or sublease within said fifteen (15) day period, Tenant may enter into such assignment or sublease of the Leased Premises or portion thereof, but only upon the terms and conditions set forth in the agreements and notice furnished by Tenant to Landlord; provided that all sums received by Tenant from its subtenants in excess of the rents and other charges payable by Tenant to Landlord under this Lease shall be paid to Landlord, or any sums to be paid by any assignee to Tenant in consideration of the assignment of this Lease shall be paid to Landlord regardless of how such payments are characterized by Tenant and/or its subtenants, except for the sale of Tenant's personal properly and inventory at its then reasonable market value. Any assignment, encumbrance, or sublease without Landlord's consent shall be voidable and, at Landlord's election, shall constitute a default. No consent to any assignment, encumbrance, or sublease shall constitute a waiver of the provisions of this Section 11.

         No consent by Landlord to any transfer, assignment or subletting by Tenant shall relieve Tenant or any guarantor of Tenant of any obligation to be performed by Tenant under this Lease, whether occurring before or after such consent, transfer, assignment or subletting, including the payment of base rent and all other charges required to be paid by Tenant under this Lease. The consent by Landlord to any transfer, assignment or subletting shall not relieve Tenant from the obligation to obtain Landlord's express prior written consent to any other transfer, assignment or subletting. The acceptance by Landlord of payment from any other person shall not be deemed to be a waiver by Landlord of any provisions of this Lease or to be a consent to any subsequent transfer, assignment or subletting, or to be a release of Tenant or any guarantor of Tenant from any obligation under this Lease.


         In the event Tenant receives any consideration for any such assignment or the rent payable in connection with any subletting exceeds the rent payable under this Lease (determined on the rent payable hereunder pro rated to the square footage area of the portion of the Leased Premises to be sublet), fifty percent (50%) of the same shall be paid to Landlord as rent. In addition to the foregoing, Tenant agrees that in the event Tenant shall make a Transfer hereunder in accordance with the provisions of this Section 11, Tenant shall repay to Landlord the unamortized balance of the Warehouse Improvements being amortized over the term of the Lease as described on Exhibit "F", if the assignee or sublessee is not obligated to repay such amounts for the benefit of Tenant.

         In the event Tenant requests Landlord to consent to a proposed assignment, subletting, or encumbrance, Tenant shall pay to Landlord, whether or not such consent is ultimately given, Landlord's reasonable administrative fee in connection with such request, which fee shall be determined by Landlord in its sole discretion, and which shall not be less than Three Hundred Dollars ($300.00) nor more than Five Hundred Dollars ($500.00) for each request for consent, plus Landlord's reasonable attorney's fees and costs incurred in connection with each such request. Tenant shall pay the administrative fee at the same time that it provides notice to the Landlord of Tenant's proposed assignment, subletting or encumbrance.

         Tenant hereby irrevocably assigns to Landlord all sums received from any subletting of the Leased Premises, and agrees that Landlord, as assignee and attorney-in-fact for Tenant, or a receiver for Tenant appointed upon Landlord's application, may collect such rentals and apply the same to any outstanding balance owed Landlord (in such order as Landlord may determine) upon Tenant's default; provided, however, that until the occurrence of any act of default by Tenant, Tenant shall have the right to collect such rental.

         Any dissolution, merger, consolidation, or other reorganization of the corporation constituting Tenant, or the sale or other transfer of a Controlling Percentage of the corporate stock of Tenant, or the sale of fifty-one percent (51%) of the value of the assets of the corporation, shall be deemed an assignment prohibited by this Section unless Landlord's consent is obtained. The term "Controlling Percentage" means the ownership of, and the right to vote, stock possession at least fifty-one percent (51%) of the total combined voting power of all classes of stock of the corporation issued, outstanding, and entitled to vote for the election of directors, whether such ownership is direct or indirect. This paragraph shall not apply to a corporation the stock of which is traded through an exchange or over the counter.

         Each assignee, or other transferee, other than Landlord, shall assume, as provided in this paragraph, all obligations of Tenant under this Lease and shall be and remain liable jointly and severally with Tenant for the payment of base rent and all other charges required to be paid by Tenant under this Lease, and for the performance of all of the terms, covenants, conditions and agreements to be performed by Tenant; provided, however, that the assignee, sublessee or other transferee shall be liable to Landlord for rent only in the amount set forth in the assignment or sublease agreement. The Transfer to which the Landlord has consented shall be evidenced by a written instrument in form satisfactory to Landlord, executed by Tenant and the Transferee under which the Transferee shall agree in writing for the benefit of Landlord to assume, to perform and to abide by all of the terms, covenants and conditions of this Lease to be done, kept and performed by Tenant, including the payment of all amounts due or to become due under this Lease directly to Landlord and the obligation to use the Leased Premises only for the purposes specified in Section 5. Tenant shall not mortgage, pledge, hypothecate or otherwise encumber its interest in this Lease or in the Leased Premises.


         11.2 INVOLUNTARY ASSIGNMENT. No interest of Tenant in this Lease shall be assignable by operation of law (including, without limitation, the transfer of this Lease by testacy or intestacy), each of the following acts shall be considered an involuntary assignment:

         (a) If Tenant files or has filed against it a petition under the Bankruptcy Code (as defined below), as may be amended, becomes insolvent, or makes an assignment for the benefit of creditors; or, if Tenant is a partnership, if any partner of the partnership files or has filed against such partner a petition under the Bankruptcy Act, as may be amended, or such partner becomes insolvent, or makes an assignment for the benefit of creditors;

         (b)      If a writ of attachment or execution is levied on this Lease;
and/or

         (c) If, in any proceeding or action to which Tenant is a party, a receiver is appointed with authority to take possession of the Leased Premises.

         (d) Notwithstanding the foregoing, in the event this Lease is assigned to any person or entity pursuant to the provisos of the Bankruptcy Code 11 U.S.C. 101 et seq. (the "Bankruptcy Code"), any and all monies or other considerations payable or otherwise to be delivered in connection with such assignment shall be paid or delivered to Landlord, shall be and remain the exclusive property of Landlord and shall not constitute property of Tenant or of the estate of Tenant within the meaning of the Bankruptcy Code. Any and all monies or other considerations constituting Landlord's property under the preceding sentence not paid or delivered to Landlord shall be held in trust for the benefit of Landlord and be promptly paid or delivered to Landlord.

         (e) Any person or entity to which this Lease is assigned pursuant to the Bankruptcy Code, shall be deemed without further act or deed to have assumed all of the obligations arising under this Lease on and after the date of such assignment. Any such assignee shall upon demand execute and deliver to Landlord an instrument confirming such assumption.

         If an involuntary assignment occurs and the cure periods (if any) set out in Section 25 have passed, Landlord shall have the election of any of the remedies provided in Section 25. If Landlord should elect to terminate this Lease, this Lease shall not be treated as an asset of Tenant, and Tenant shall have no further rights under this Lease.

                     ARTICLE XII - CASUALTY OR CONDEMNATION

         12.1 PARTIAL DAMAGE OF LEASED PREMISES. Tenant shall notify Landlord in writing immediately upon the occurrence of any damage to the Leased Premises. If the damage can be completely repaired within ninety (90) days from the date of such damage, and the cost of such repairs do not exceed fifty percent (50%) of the value of the Leased Premises, Landlord shall repair the damage as soon as reasonably possible. Otherwise, Landlord may elect either to (a) repair the damage as soon as reasonably possible, or (b) terminate this Lease as of the date the damage occurred. Landlord shall notify Tenant within thirty (30) days after receipt of notice of the occurrence of the damage, whether Landlord elects to repair the damage or terminate the Lease. Notwithstanding, if more than twenty percent (20%) of the Leased Premises is rendered untenable and the damage can not be repaired within sixty (60) days from the date of the casualty, Tenant shall have the right to terminate this Lease with thirty (30) days notice to Landlord. If the damage to the Leased Premises occurs during the last six (6) months of the Lease Term, and if such damage or destruction is not the result of the act or omission of Tenant, Landlord or Tenant may elect to terminate this Lease. All Rent and Additional Rent attributable to the portion of the Leased Premises which is damaged shall abate during the period of repair.

         12.2 TOTAL OR SUBSTANTIAL DESTRUCTION. If the Leased Premises is totally or substantially destroyed by any cause whatsoever, or if the Leased Premises is in a building which is substantially destroyed (even though the Leased Premises is not totally or substantially destroyed), this Lease shall terminate as of the date the destruction occurred.

         12.3 TEMPORARY REDUCTION OF RENT. If the Leased Premises is totally or substantially destroyed, or if the Leased Premises is damaged through no fault of Tenant's, and the Leased Premises is repaired pursuant to the provisions of this Article, Rent payable during the period of such damage, repair and/or restoration shall be reduced according to the degree, if any, to which Tenant's use of the Leased Premises is impaired. Tenant shall not be entitled to any other compensation, reduction, or reimbursement from Landlord as a result of any damage, destruction, repair, or restoration of or to the Leased Premises.

         12.4 CONDEMNATION. If all or any portion of the Leased Premises is taken through eminent domain or sold under threat of such taking (all of which are called "Condemnation"), this Lease shall terminate as to the part taken or sold on the date the condemning authority takes title or possession, whichever occurs first. In the event more than twenty percent (20%) of the Leased Premises is taken through condemnation, Tenant shall have the right to terminate this Lease with thirty (30) days written notice to Landlord. All income, rent, awards or interest derived from any such taking or condemnation shall belong to and be the property of Landlord, and Tenant hereby assigns Tenant's interest, if any, in such award to Landlord.

                  ARTICLE XIII - INDEMNIFICATION AND INSURANCE

         13.1 INDEMNIFICATION BY TENANT. The Landlord shall not in any event be responsible for loss of property from or for damage to person or property occurring in or about the Leased Premises, however caused, including but not limited to any damage from steam, gas, electricity, water, plumbing, rain, snow, leakage, breakage or overflow, whether originating in the Leased Premises, premises of other tenants, or any part of the Building whatsoever.

         Tenant agrees to indemnify and hold harmless the Landlord from and against all claims of whatever nature arising from any accident, injury or damage to person or property during the Term of this Lease in or about the Leased Premises or arising from any accident, injury or damage to personal property occurring outside the Leased Premises but within the Building or any other property of which the Leased Premises is a part, where such accident, injury or damage results or is claimed to have resulted from an act, omission or negligence on the part of Tenant, or on the part of any of its licensees, agents, invitees, servants or employees. This indemnity agreement shall include indemnity against all costs, claims, expenses, penalties, liens and liabilities including attorney's fees incurred in or in connection with any such claims or proceedings brought thereon and the defense thereof.

         13.2 TENANT'S INSURANCE. Tenant will maintain Commercial General Liability insurance with respect to the Leased Premises naming Landlord as additional insured, with a combined single limit of $1,000,000 bodily injury and property damage per occurrence and $2,000,000 aggregate limit applicable to this location, and Auto Liability insurance with a combined single limit of $1,000,000. This insurance coverage shall extend to any liability of Tenant arising out of the indemnities provided for in this Lease. Landlord shall be named as an additional insured and the insurance shall be primary to any insurance maintained by Landlord. Tenant shall deliver to Landlord a Certificate of Insurance at least seven (7) days prior to the commencement of the Term of this Lease and a renewal certificate at least seven (7) days prior to the expiration of the Certificate it renews. Said Certificate must provide thirty (30) days prior notice to Landlord in the event of material change or cancellation. Tenant also agrees to maintain broad form Commercial Property insurance coverage under ISO form CP1030 or like coverage under a non-ISO form covering all Tenant's personal property, improvements and betterments to their full replacement value and Worker's Compensation insurance in accordance with applicable state law and Employer's Liability insurance with limits of not less than $100,000/$100,000/$500,000. Tenant agrees that if its use and occupancy of the Leased Premises cause the property insurer to raise premiums as a result of such use or occupancy, then Tenant will directly reimburse the Landlord for the cost of such increased premium. Tenant agrees to comply with all reasonable recommendations from any insurer of the property that result as a direct result of the Tenant's use of the Leased Premises.

         13.3 SURVIVAL OF INDEMNITIES. Each indemnity agreement and hold harmless agreement contained herein shall survive the expiration or termination of this Lease.

         13.4 LANDLORD'S INSURANCE. Landlord shall carry (I) all-risk property damage insurance including, but not limited to, fire, extended coverage, vandalism, malicious mischief, collapse, and water damage upon all parts of the Property in an amount not less than the full replacement cost, and (ii) commercial general liability insurance covering the Property and containing a contractual liability provision for all indemnities provided by Landlord hereunder and with limits of not less than $1,000,000 per person and per occurrence or bodily injury and $500,000 per occurrence for property damage or a combined single limit of $2,000,000 applicable to this location.

         13.5 LANDLORD'S INDEMNIFICATION. Landlord agrees to indemnify Tenant, its agents, employees, guests or invitees, and save it harmless from and against any and all claims, actions, damages, liability and expense in connection with the loss of life, personal injury or damage to property arising from or out of any occurrence in, upon or at the Building, or occasioned wholly or in part by any act or omission of Landlord, its agents, contractors, employees, lessees or concessionaires. In case Tenant shall be made a party to any litigation commenced by or against Landlord, the Landlord agrees to protect and hold Tenant harmless and to pay all costs, expenses and reasonable attorney's fees incurred or paid by Tenant in connection with such litigation.

         13.6 WAIVER OF SUBROGATION. Notwithstanding anything contained in this Lease to the contrary, if either party suffers a loss of or damage to property in the Leased Premises or related to this Lease, which is covered by valid and collectible insurance policies (or would be covered by policies which are required hereunder or which would be required but for any specific provisions for self-insurance or for a deductible), that party waives any claim therefor which it may have against the other party or its employees, regardless of whether negligence or fault of the latter party or its employees may have caused the loss or damage. Each party will have its appropriate insurance policies properly endorsed, if necessary, to prevent any invalidation of insurance coverage required hereunder due to these mutual waivers.

                          ARTICLE XIV - RIGHT OF ENTRY

             The Landlord reserves the right to use the Building and every part thereof, and Tenant shall permit access to the Leased Premises to Landlord, Landlord's property manager or Landlord's agents or attorneys at all reasonable times for inspection and cleaning and from time to time to repair as provided in Article VIII, maintain, alter, and to improve and remodel each part thereof; the Tenant shall not be entitled to any compensation, damages or abatement or reduction in Base Rent on account of any such repairs, maintenance, alterations, improvements or remodeling or adding of additional stories. The Landlord reserves the right at any time and from time to time to enter, and be upon the Leased Premises for the purpose of examining same. The Landlord shall have the right, at reasonable hours, and upon notice to Tenant, to enter upon the Leased Premises or exhibit the same to prospective tenants, lenders or insurers. Notwithstanding, Landlord shall provide reasonable notice of its intent to enter the Leased Premises, except in the event of an emergency; such access shall take place during Tenant's normal business hours, except in the event of an emergency; and a representative of Tenant's office shall be allowed to accompany Landlord or Landlord's representative or agent during such access to the Leased Premises.

                ARTICLE XV - PROPERTY LEFT ON THE LEASED PREMISES

Upon the expiration of this Lease or if the Leased Premises should be vacated at any time, or abandoned by the Tenant, or this Lease should terminate for any cause, and at the time of such termination, vacation, or abandonment, the Tenant or Tenant's agents, or any other person should leave any property of any kind or character on or in the Leased Premises, the property shall be deemed abandoned. Landlord, Landlord's property manager or Landlord's agents or attorneys, shall have the right and authority without notice to Tenant, Tenant's agents, or anyone else, to remove and destroy, or to sell or authorize disposal of such property, or any part thereof, without being in any way liable to the Tenant for the abandoned property. The abandoned property shall belong to the Landlord as compensation for the removal and disposition of said property.

                     ARTICLE XVI - SIGNS AND ADVERTISEMENTS

         No exterior signs, advertisements, posters on windows, decorations or other fixtures shall be erected by Tenant without the prior written consent of Landlord.

                             ARTICLE XVII - NOTICES

         Any notice, demand, request, consent, approval or communication under this Lease shall be in writing and shall be deemed to have been duly given and received at the time and on the date when personally delivered, or one (1) day after being delivered to a nationally recognized commercial carrier service for next-day delivery or three (3) days after deposit in the United States mail, certified or registered mail with a return receipt requested, with all postage prepaid, addressed to Landlord or Tenant (as the case may be) as follows:

If to Landlord:
                 The Lincoln National Life Insurance Company
                 c/o Delaware Investment Advisers
                 Attention: Real Estate Asset Management
                 1300 S. Clinton Street
                 Fort Wayne, Indiana 46802
                 Phone: 260-455-3242
                 Fax:   260-455-4114
                 E-Mail: cmkonrath@delinvest.com

If to Tenant:    iFulfillment, Inc.
                 Attn: David Gamsey
                 6655 Sugarloaf Parkway
                 Duluth, Georgia 30097
                 Phone: 678-584-4020
                 Fax:   678-584-8978
                 E-Mail: dgamsey@innotrac.com

                        ARTICLE XVIII - MECHANIC'S LIENS

         Tenant and any vendor, contractor or subcontractor performing work on behalf of Tenant shall keep the Building, the Leased Premises, and the improvements at all times during the Term of this Lease, free of mechanic's and materialmen's liens and other liens of like nature. Tenant at all times shall fully protect and indemnify Landlord against all such liens or claims and against all attorneys fees and other costs and expenses growing out of or incurred by reason or on account of any such liens or claims. Should Tenant fail fully to discharge any such lien or claim, Landlord, in its sole discretion, may pay the same or any part thereof, and Landlord shall be the sole judge of the validity of said lien or claim. All amounts so paid by the Landlord, together with interest thereon at the rate of twelve percent (12%) from the time of payment by Landlord until repayment by Tenant, shall be paid by Tenant upon demand, and if not so paid, shall continue to bear interest at the aforesaid rate, payable monthly as Additional Rent.

                     ARTICLE XIX - SUBORDINATION; ATTORNMENT

         19.1 SUBORDINATION. Landlord may, from time to time, grant first lien deeds of trust, security deeds, mortgages or other first lien security interests covering its estate in the Project (each a "Mortgage"). Tenant agrees that this Lease shall be subject and subordinate to each Mortgage, including any modifications, extensions or renewals thereof and advances thereunder from time to time in effect. The foregoing provisions shall be self operative, and no further instrument of subordination shall be required to make this Lease subject and subordinate to any Mortgage. Tenant shall, upon request, from time to time execute and deliver to Landlord or the holder of any Mortgage any instrument requested by Landlord or the holder of such Mortgage to evidence the subordination of this Lease to any such Mortgage.

         19.2 ATTORNMENT. Tenant agree to recognize and attorn to any party succeeding to the interest of Landlord as a result of the enforcement of any Mortgage (including the transferee as the result of a foreclosure or deed in lieu of foreclosure), and to be bound to such party under all the terms, covenants, and conditions of this Lease, for the balance of the Term of this Lease, including any extended term, with the same force and effect as if such party were the original Landlord under this Lease.

         19.3 NON-DISTURBANCE. Provided that no event of default by Tenant has occurred and is not cured by Tenant following notice and the expiration of the applicable cure period in this Lease, Tenant's occupancy, possession, and other rights under this Lease shall not be disturbed, and shall survive any and all actions taken by any mortgagee, ground landlord, or other holder.

         19.4 CONFIRMING AGREEMENT. Upon the request of Landlord, Tenant agrees to execute a subordination and attornment agreement incorporating the provisions set forth above and otherwise in form reasonably acceptable to Landlord.

         19.5 MORTGAGEE PROTECTION. Tenant agrees to give any mortgagees and/or trust deed holders, by registered mail, a copy of any notice of default served upon Landlord, provided that prior to such notice Tenant has been notified, in writing (by way of Notice of Assignment of Rents and Leases, or otherwise), of the address of such mortgagees and/or trust deed holders. Tenant further agrees that if Landlord shall have failed to cure such default within the time provided for in this Lease, then the mortgagees and/or trust deed holders shall have an additional thirty (30) days within which to cure such default or, if such default cannot be cured within that time, then such additional time as may be necessary, if within such thirty (30) days any mortgagee and/or trust deed holder has commenced and is diligently pursuing the remedies necessary to cure such default (including, but not limited to, commencement of foreclosure proceedings, if necessary to effect such cure), in which event this Lease shall not be terminated while such remedies are being so diligently pursued.

           ARTICLE XX - COMPLIANCE WITH LAW AND RULES AND REGULATIONS

         20.1 COMPLIANCE WITH LAWS. Tenant, at Tenant's expense, shall comply with all laws, rules, orders, ordinances, directions, regulations and requirements of federal, state, county and municipal authorities pertaining to Tenant's use of the Leased Premises and with the recording covenants, conditions and restrictions, regardless of when they became effective, including, without limitation, all applicable federal, state and local laws, regulations or ordinance pertaining to air and water quality Hazardous Materials (as hereinafter defined), waste disposal, air emissions and other environmental matters, all zoning and other land use matters, and utility availability, and with any direction of any public officer or officers, pursuant to law, which shall impose any duty upon Landlord or Tenant with respect to the use or occupation of the Leased Premises.

         20.2 RULES AND REGULATIONS. The rules and regulations attached as Exhibit "D" ("Rules and Regulations") are Landlord's Rules and Regulations for the Project. Tenant shall faithfully observe and comply with such Rules and Regulations and such reasonable changes therein (whether by modification, elimination, addition or waiver) as Landlord may hereafter make and communicate in writing to Tenant, which shall be necessary or desirable for the reputation, safety, care or appearance of the Project or the preservation of good order therein or the operation or maintenance of the Project or the equipment thereof for the comfort of tenants or others in the Project. In the event of a conflict between the provisions of this Lease and the Rules and Regulations, the provisions of this Lease shall control.

                          ARTICLE XXI - LANDLORD'S LIEN

         Landlord waives any interest in Tenant's personal property, trade fixtures, equipment and furnishings and agrees to execute the Landlord's Lien Waiver in the form appended as Exhibit H as a condition of Tenant's obligations under the Lease.

                      ARTICLE XXII - ESTOPPEL CERTIFICATES

         Tenant shall from time to time, upon not less than ten (10) days prior written notice by Landlord, execute, acknowledge and deliver to Landlord a statement in substantially the form attached hereto as Exhibit "E-l":

         22(a) Certifying that this Lease is unmodified and in full force and effect (or if there have been modifications, that the Lease is in full force and effect as modified and stating the modifications).

         22(b) Stating the dates to which the Base Rent, Additional Rent, and other charges hereunder have been paid by Tenant.

         22(c) Stating, to the best knowledge of Tenant, that Landlord is not in default in the performance of any covenant, agreement or condition contained in this Lease, and if Landlord is in default, specifying any such default of which Tenant may have knowledge.

         22(d) Stating the address to which notices to Tenant should be sent pursuant to Article XV of this Lease.

         Landlord shall from time to time, upon not less than ten (10) days prior written notice by Tenant, execute, a statement in substantially the form attached hereto as Exhibit "E-2".

         The parties agree to add such additional attestations to the attached estoppel certificates as may be reasonably required by the requesting party.

         Any such statement delivered pursuant hereto may be relied upon by any owner of the Building and/or the Leased Premises, any prospective purchaser of the Building and/or Leased Premises, any mortgagees or prospective mortgagee of the Building and/or Leased Premises, any prospective assignee of any such mortgagee, or any purchaser of Landlord, actual or prospective, of the underlying land upon which the Building and Leased Premises are located.

                          ARTICLE XXIII - HOLDING OVER

         If Tenant retains possession of the Leased Premises or any part thereof after the termination of this Lease by lapse of time or otherwise without any modification of this Lease or other written agreement between the parties, Tenant shall be a month-to-month tenant at two hundred percent (200%) of the Base Rental Rate in effect on the termination date. In addition, Tenant shall pay to Landlord all direct and consequential damages sustained by Tenant's retention of possession, including but not limited to lost rentals, leasing fees, advertising costs, marketing costs, Tenant finish expense and relocation costs. There shall be no renewal of this Lease by operation of law.

                         ARTICLE XXIV - TENANT'S STATUS

         Tenant represents and warrants to Landlord that:

         24.1 POWER AND AUTHORITY. Tenant has the right, power and authority to execute and deliver this Lease and to perform the provisions hereof, and is, to the extent required, qualified to transact business and in good standing under the laws of the State of Illinois.

         24.2 AUTHORIZATION. The execution of the Lease by Tenant, or by the persons or other entities executing them on behalf of Tenant, and the performance by Tenant of Tenant's obligations under the Lease in accordance with the provisions hereof have been, to the extent required, duly authorized by all necessary action of Tenant.

                      ARTICLE XXV - DEFAULTS AND REMEDIES

25.1 DEFAULT BY TENANT. Tenant shall be in default under this Lease if:

         25.1(a) - Tenant shall fail to pay when due any Base Rent, Additional Rent, or other payment to be made by Tenant under this Lease within five (5) days after written notice of such failure to pay the same on the due date. Notwithstanding, Landlord shall only be required to provide written notice of any such failures twice per calendar year.

         25.1(b) - Tenant violates or breaches, or fails to fully and completely observe, keep, satisfy, perform and comply with, any agreement, term, covenant, condition, requirement, restriction or provision of this Lease where such failure continues for thirty (30) days after written notice thereof by Landlord to Tenant; provided however, that with respect to matters which cannot reasonably be cured within thirty (30) days, Tenant shall not be in default for an additional reasonable period provided Tenant commences such cure and proceeds in good faith to complete the same.

         25.1(c) - Tenant fails to take possession of the Leased Premises.

         25.1(d) - Tenant becomes insolvent, or makes an assignment for the benefit of creditors; or any action is brought by Tenant seeking its dissolution or liquidation of its assets or seeking the appointment of a trustee, interim trustee, receiver or other custodian for any of its property.

         25.1(e) - Tenant commences a voluntary proceeding under the Federal Bankruptcy Code, or any reorganization or arrangement proceeding is instituted by Tenant for the settlement, readjustment, composition or extension of any of its debts upon any terms; or any action or petition is otherwise brought by Tenant seeking similar relief or alleging that it is insolvent or unable to pay its debts as they mature; or if any action is brought against Tenant seeking its dissolution or liquidations of any of its assets, or seeking the appointment of a trustee, interim trustee, receiver or other custodian for any of its property, and any such action is consented to or acquiesced in by Tenant or is not dismissed within 3 months after the date upon which it was instituted.

         25.2 LANDLORD REMEDIES. On the occurrence of any default by Tenant, Landlord may, at any time thereafter, with or without notice or demand, subject to the cure periods described in Sections 25.1 (a) and 25.1 (b), and without limiting Landlord in the exercise of any right or remedy which Landlord may have:

         25.2(a) Terminate Tenant's right to Possession of the Leased Premises, in which case Tenant shall immediately surrender possession of the Leased Premises to Landlord. In such event, Landlord shall be entitled to recover from Tenant all damages incurred by Landlord by reason of Tenant's default, including
(a) the worth at the time of the court award of the unpaid Base Rent, Additional Rent and other charges which had been earned at the time of the termination; (b) the worth at the time of the court award of the amount by which the unpaid Base Rent, Additional Rent and other charges which would have been earned after termination until the time of the award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; (c) the worth at the time of the court award of the amount by which the unpaid Base Rent, Additional Rent and other charges which would have been paid for the balance of the Term after the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; and (d) such other amounts as are necessary to compensate Landlord for the detriment caused by Tenant's failure to perform its obligations under the Lease, including, but not limited to, the cost of recovering possession of the Leased Premises, expenses of reletting, including necessary renovation or alteration of the Leased Premises, Landlord's reasonable attorneys' fees incurred in connection therewith, and any real estate commission paid or payable. As used above, the "worth at the time of the court award" is computed by allowing interest on unpaid amounts at the rate of twelve (12%) per annum, or such lesser amount as may then be the maximum lawful rate;

         25.2(b) Maintain Tenant's right to possession, in which case this Lease shall continue in effect whether or not Tenant shall have abandoned the Leased Premises. In such event, Landlord shall be entitled to enforce all of Landlord's rights and remedies under this Lease, including the right to recover the Base Rent and Additional Rent as it becomes due hereunder.

         25.2(c) Elect to terminate the Lease. No such termination of this Lease shall affect Landlord's rights to collect Base Rent, Additional Rent or other amounts due for the period prior to termination. In the event of any termination, in addition to any other remedies set forth above, Landlord shall have the right to recover from Tenant upon such termination an amount equal to the excess of the Base Rent, Additional Rent and other amounts to be paid by Tenant during the remaining Term of this Lease over the then reasonable rental value of the Leased Premises for the remaining Term of this Lease, discounted to present value using a reasonable discount rate.

         25.2(d) Pursue any other remedy now or hereafter available to Landlord under the laws or judicial decisions of the state in which the Leased Premises is located. Landlord's exercise of any right or remedy shall not prevent it from exercising any other right or remedy. No action taken by or on behalf of Landlord under this section shall be construed to be an acceptance of a surrender of this Lease.

         25.3 LANDLORD'S COSTS; ATTORNEYS Fees. Tenant shall pay all costs and expenses incurred by Landlord as a result of any breach or default by Tenant under this Lease, including court costs and attorneys fees paid by Landlord.

         25.4 REMEDIES CUMULATIVE. The foregoing remedies are cumulative of, and in addition to, and not restrictive or in lieu of, the other remedies provided for herein or allowed by law or in equity, and may be exercised separately or concurrently, or in any combination, and pursuit of any one or more of such remedies shall not constitute an election of remedies which shall exclude any other remedy available to Landlord.

         25.5 NON-WAIVER. Landlord's forbearance in pursuing or exercising one or more of its remedies shall not be deemed or construed to constitute a waiver of any default or any remedy, and no waiver by Landlord of any right or remedy on one occasion shall be construed as a waiver of that right or remedy on any subsequent occasion or as a waiver of any right or remedy then or thereafter existing. No failure of Landlord to pursue or exercise any of its rights or remedies or to insist upon strict compliance by the Tenant with any term or provision of this Lease, and no custom or practice at variance with the terms of this Lease, shall constitute a waiver by Landlord of the right to demand strict compliance with the terms and provisions of this Lease.

                          ARTICLE XXVI - MISCELLANEOUS

         26.1 NO PARTNERSHIP. Nothing contained in this Lease shall be deemed or construed to create a partnership or joint venture of or between Landlord and Tenant, or to create any other relationship between the parties hereto other than that of Landlord and Tenant.

         26.2 NO REPRESENTATIONS BY LANDLORD. Neither Landlord, Landlord's property manager, or any agent or employee of Landlord has made any representations or promises with respect to the Leased Premises or Building except as set forth in this Lease, and no rights, privileges, easements or licenses are acquired by Tenant except as herein expressly set forth.

         26.3 WAIVER OF JURY TRIAL. Landlord and Tenant hereby waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other on or in respect to any matter whatsoever arising out of or in any way connected with this Lease, the relationship of Landlord and Tenant hereunder, Tenant's use of occupancy of the Leased Premises, and/or any claim of injury or damage.

         26.4 SEVERABILITY OF PROVISIONS. If any clause or provision of this Lease shall be determined to be illegal, invalid or unenforceable under the present or future laws effective during the Term hereof, then and in that event it is the intention of the parties that the remainder of this Lease shall not be affected by the invalid clause and shall be enforceable to the fullest extent of the law, and it is also the intention of the parties to this Lease that in place of any such clause or provision that is illegal, invalid, or unenforceable there be added as a part of his Lease a clause or provision as similar in terms to such illegal, invalid or unenforceable clause or provision as may be possible and be legal, valid and enforceable.

         26.5     INTERIOR CONSTRUCTION. The Leased Premises are leased "as is".

         26.6 BENEFITS AND BURDENS. The provisions of this Lease shall be binding upon, and shall inure to the benefit of, the parties hereto and each of their respective representatives, permitted successors and permitted assigns. Landlord shall have the right, at any time and from time to time, to freely and fully assign all or any part of its interest under this Lease for any purpose whatsoever. Neither Landlord nor any owner of any interest in Landlord whether disclosed or undisclosed, shall be under any personal liability with respect to any of the provisions of this Lease. If Landlord is in breach or default with Tenant's obligations under or in connection with this Lease or otherwise, Tenant shall look solely to the equity of Landlord in the Leased Premises for the satisfaction of Tenant's remedies.

         26.7 LANDLORD'S LIABILITY. The Obligations of the Landlord under this Lease do not constitute personal obligations of Landlord or of the individual partners, joint venturers, directors, officers, shareholders or beneficial owners of the Landlord, and Tenant shall look solely to the Building and to no other assets of the Landlord for satisfaction of any liability in respect to this Lease. Tenant will not seek recourse against Landlord or such individual entities or such other assets for such satisfaction. As used in this Lease, the term "Landlord" means only the current owner or owners of the fee title to the Leased Premises or the leasehold estate under a ground lease of the Leased Premises at the time in question. Any Landlord who transfers its title or interest is relieved of all liability with respect to the obligations of Landlord under this Lease to be performed on or after the date of transfer. However, each Landlord shall deliver to its transferee, by actual transfer or appropriate credits, all funds previously paid by Tenant if such funds have not yet been applied under the terms of this Lease.

         26.8 BROKERAGE. This Lease was negotiated directly between Landlord and Tenant. Landlord and Tenant warrant and represent to each other that no broker was involved with the leasing of the Leased Premises or the negotiation of this Lease or is entitled to any commission in connection herewith. Landlord and Tenant agrees to indemnify and hold each other harmless against any other claims (including court costs and attorneys fees) for commissions by any broker.

         26.9 RECORDING. Tenant shall not record this Lease without Landlord's prior written consent, and such recordation shall, at the option of Landlord, constitute a non-curable default of Tenant hereunder. Tenant shall upon request of Landlord, execute, acknowledge and deliver to Landlord a short-form memorandum of this Lease for recording purposes.

         26.10 GOVERNMENTAL SURCHARGE. Tenant agrees to pay as Additional Rent upon demand, its pro rata share of any parking charges, regulatory fees, utility surcharges, or any other costs levied, assessed or imposed by, or at the direction of, or resulting from statutes or regulations, or interpretations thereof, promulgated by any federal, state, municipal or local government authority in connection with the use or occupancy of the Leased Premises or the parking facilities serving the Leased Premises. Tenant's pro rata share is to be based upon the square footage set forth in Section 3.4 of this Lease.

         26.11 SURRENDER OF PREMISES. Upon termination of this Lease, by expiration of Term, or otherwise, Tenant shall redeliver to Landlord the Leased Premises broom clean and in good order and condition, ordinary wear and tear excepted. Tenant shall remain liable for holdover rent until the Leased Premises shall be returned in such order to Landlord.

         26.12 INTERPRETATION. The captions of the Sections and Articles of this Lease are to assist the parties in reading this Lease and are not a part of the terms or provisions of this Lease. Whenever required by the contents of this Lease, the singular shall include the plural and the plural shall include the singular. The masculine, feminine and neuter genders shall each include the other. In any provision relating to the conduct, acts or omissions of Tenant, the term "Tenant" shall include Tenant's agents, employees, contractors, invitees, successors or others using the Leased Premises with Tenant's expressed or implied permission.

         26.13 SPECIAL PROVISIONS. Special provisions of this Lease numbered_____through_____are attached hereto and made a part thereof. If none, so state in the following space NONE.

         26.14 ENTIRE AGREEMENT. It is understood that there are no oral agreements between the parties hereto affecting this Lease. All amendments to this Lease shall be in writing and signed by all parties. All waivers must be in writing and signed by the waiving party. Landlord's failure to enforce any provision of this Lease or its acceptance of Rent shall not be a waiver and shall not prevent Landlord from enforcing that provision or any other provision of this Lease in the future. No statement on a payment check from Tenant or in a letter accompanying a payment check shall be binding on Landlord. Landlord may, with or without notice to Tenant, negotiate such check without being bound to the conditions of such statement.

         26.15 FORCE MAJEURE. Whenever a period of time is herein prescribed for action to be taken by Landlord or Tenant, the party taking the action shall not be liable or responsible for, and there shall be excluded from the computation for any such period of time, any delays due to strikes, riots, acts of God, shortages of labor or materials, war, governmental laws, regulations or restrictions or any other causes of any kind whatsoever which are beyond the reasonable control of such party; provided, however, in no event shall the foregoing apply to the financial obligations of either Landlord or Tenant to the other under this Lease, including Tenant's obligation to pay Basic Rent, Additional Rent or any other amount payable to Landlord hereunder.

         26.16 CHOICE OF LAW. The laws of the State of Illinois shall govern the validity, performance and enforcement of this Lease.

         26.17 SUBMISSION OF LEASE. The submission of this Lease to Tenant for examination does not constitute an offer to lease or a reservation of space. No agreement between Landlord and Tenant relating to the leasing of the Leased Premises shall become effective or binding until executed by both parties and received by Tenant.

         26.18 TIME OF ESSENCE. Time of the essence with respect to each of Tenant's obligations hereunder.

         26.19 FINANCIAL STATEMENTS. Tenant acknowledges that it has provided Landlord with its financial statement(s) as a primary inducement to Landlord's agreement to lease the Leased Premises to Tenant, and that Landlord has relied on the accuracy of said financial statement(s) in entering into this Lease. Tenant represents and warrants that the information contained in said financial statement(s) is true, complete and correct in all material aspects, and agrees that the foregoing representations shall be a precondition to this Lease.

         At the request of Landlord, Tenant shall, not later than ninety (90) days following the close of each fiscal year of Tenant during the Term of this Lease, furnish to Landlord a balance sheet of Tenant as of the end of such fiscal year and a statement of income and expense for the year then ended, together with an opinion of an independent certified public accountant satisfactory to Landlord or, at the election of Landlord, a certificate of the chief financial officer, owner or partner of Tenant to the effect that the financial statements have been prepared in conformity with generally accepted accounting principles consistently applied and which fairly present the financial condition and results of operations of Tenant as of and for the periods covered.

         26.20 FIRST RENEWAL OPTION Provided Tenant is not in default in any of the terms, conditions or covenants of this Lease either on the date Tenant gives Landlord the renewal notice required herein or at the end of the initial Term of this Lease, Landlord hereby grants to Tenant an option to renew this Lease for an additional period of five (5) years ("First Renewal Option"). Such option to renew must be exercised by giving written notice to Landlord at least one hundred eighty (180) days prior to the termination of the initial Term of this Lease, and once a notice to exercise is given it is irrevocable by Tenant. If Tenant elects to exercise the First Renewal Option, then such renewal term shall be on the same terms and conditions as contained in this Lease, except that Base Rental shall be the then prevailing market rent for comparable industrial distribution buildings in the Property's submarket.

IN WITNESS WHEREOF, these presents have been executed as of the day and year first above written.

                             (LANDLORD)

                             The Lincoln National Life Insurance Company

                             By: Delaware Investment Advisers,
                                  A Series of Delaware Management Business Trust As attorney-in-fact



                             By:/s/ Christine M. Konrath
                                ------------------------------------------------
                                       Christine M. Konrath
                                       Second Vice President


                             (TENANT)

                             iFulfillment, Inc.



                             By: /s/ David L. Gamsey
                                ------------------------------------------------
                             Name: David L. Gamsey
                             Title: CFO

                                    EXHIBIT A

                               LEGAL DESCRIPTION

PARCEL 1:

LOT 1 ON THE PLAT, RECORDED AS DOCUMENT NUMBER R99-46093, IN NAPER-CROSSINGS SUBDIVISION, BEING A SUBDIVISION OF PART OF THE NORTHEAST 1/4 OF SECTION 28, TOWNSHIP 37 NORTH, RANGE 10 EAST OF THE THIRD PRINCIPAL MERIDIAN, DESCRIBED AS
FOLLOWS:

COMMENCING AT THE NORTHEAST CORNER OF SAID LOT 1; THENCE SOUTH 00 DEGREES 59 MINUTES 31 SECONDS WEST 413.00 FEET ALONG THE EAST LINE OF SAID LOT TO THE POINT OF BEGINNING; THENCE CONTINUING SOUTH 00 DEGREES 59 MINUTES 31 SECONDS WEST ALONG SAID EAST LINE 820.00 FEET TO THE SOUTHEAST CORNER OF SAID LOT; THENCE NORTH 89 DEGREES 00 MINUTES 29 SECONDS WEST ALONG THE SOUTH LINE OF SAID LOT,
743.12 TO AN ANGLE POINT IN SAID SOUTH LINE; THENCE NORTH 49 DEGREES 24 MINUTES 14 SECONDS WEST ALONG THE SOUTHWEST ONE OF SAID LOT, 437.70 FEET TO A WESTERLY LINE OF SAID LOT AND A POINT ON A NON-TANGENT CURVE; THENCE NORTHERLY 266.33 FEET ALONG SAID CURVE AND THE WEST LINE, HAVING A RADIUS OF 612.96 FEET, AND A CHORD BEARING OF NORTH 13 DEGREES 30 MINUTES 56 SECONDS EAST, TO A POINT OF TANGENCY AND TO A WESTERLY CORNER OF SAID LOT; THENCE NORTH 01 DEGREE 04 MINUTES 05 SECONDS EAST ALONG THE WEST LINE OF SAID LOT, 283.03 FEET; THENCE SOUTH 89 DEGREES 00 MINUTES 29 SECONDS EAST, 1022.68 FEET TO THE POINT OF BEGINNING IN WILL COUNTY, ILLINOIS.

                                    EXHIBIT B

                                   FLOOR PLAN

                                    EXHIBIT C

Intentionally Omitted

                                    EXHIBIT D

                              RULES AND REGULATIONS

         The Rules and Regulations set forth in this Exhibit shall be and hereby are made a part of the Lease to which they are attached. Whenever the term "Tenant" is used in these Rules and Regulations, it shall be deemed to include Tenant, its employees or agents, and any other persons permitted by Tenant to occupy or enter the Leased Premises. The following Rules and Regulations may from time to time be modified by Landlord.

         1. The sidewalks, entryways, passages, and other common facilities of the Building shall be controlled by Landlord and shall not be obstructed by Tenant or used for any purpose other than ingress or egress to and from the Leased Premises. Tenant shall not have the right to remove any obstruction or any such item without the prior written consent of Landlord. Landlord shall have the right to remove any obstruction or any such item without notice to Tenant and at the expense of Tenant.

         2. The Landlord and/or Landlord's property manager may at all times keep a pass key to the Leased Premises, and shall at all times be allowed admittance to the Leased Premises; subject, however, to Tenant's reasonable security requirements which may prohibit access except when accompanied by Tenant's authorized security personnel.

         3. Subject always to Tenant's reasonable security requirements, no additional lock or locks shall be placed by Tenant on any door in the Building and no existing lock shall be changed unless written consent of Landlord shall first have been obtained. A reasonable number of keys to the Leased Premises will be furnished by Landlord and Tenant shall not have any duplicate key made. At the termination of this tenancy, Tenant shall promptly return to Landlord all keys.

         4. Landlord reserves the right to exclude or expel from the Leased Premises or Building any person who, in the judgment of Landlord is intoxicated or under the influence of liquor or drugs, or who shall in any manner do any act in violation of any of the rules and regulations of the Building.

         5. Landlord shall have the right, exercisable without notice and without liability to Tenant, to change the name and street address of the Building of which the Leased Premises are a part.

         6. Without the written consent of Landlord, Tenant shall not use the name of the Building in connection with or in promoting or advertising the business of Tenant except as Tenant's address.

         7. Landlord reserves the right to restrict, control or prohibit canvassing, soliciting and peddling on the Leased Premises. Tenant shall not grant any concessions, licenses, or permission for the sale or taking of orders for food, beverages, services or merchandise in the Building, nor install or permit the installation, use of any machine or equipment for dispensing food, beverages, services or merchandise, or permit the preparation, serving, distribution or delivery of food, beverages, services or merchandise without the approval of Landlord and in compliance with arrangements prescribed by Landlord, except for an assortment of food and beverage machines typical to the Building's use.

         8. No sign, placard, picture, advertisement, name or notice shall be inscribed, displayed or printed or affixed on or to any part of the outside or inside (visible to the outside) of the Building without the written consent of Landlord, and Landlord shall have the right to remove any such sign, placard, picture, advertisement, name and notice without notice to and at the expense of Tenant. At all times and at its sole discretion, Landlord shall have the express right to control signage outside the Building.

         9. Tenant shall not cause any unnecessary labor by reason of Tenant's carelessness or indifference in the preservation of good order and cleanliness.

         10. Tenant shall see that the doors of the Leased Premises are closed and securely locked before leaving the Leased Premises and must observe strict care and caution that all water faucets or water apparatus are entirely shut off before Tenant or Tenant's employees leave the Building, so as to prevent waste or damage, and for any default or carelessness Tenant shall make good all injuries sustained by other tenants or occupants of the Building or Leased Premises.

         11. The plumbing facilities shall not be used for any other purpose than that for which they are constructed, and no foreign substance of any kind shall be thrown therein, and the expense of any breakage, stoppage, or damage resulting from a violation of this provision shall be borne by Tenant who shall, or whose employees, agents, or invitees shall, have caused it.

         12. If a Tenant desires telegraphic or telephonic connections, burglar alarms, or similar services, the Landlord, at the sole cost of Tenant, will direct the electricians approved by Landlord as to where the wires are to be introduced and without such direction no boring or cutting for wires shall be permitted.

         13. No animal or bird shall be allowed in any part of the Leased Premises (except to assist the handicapped) without the consent of the Landlord.

         14. The Tenant and his employees shall not park cars on the street or internal drives of the Property of which the herein Leased Premises are a part or in any alley or court in the Property of which the herein Leased Premises are a part. The Tenant and his employees shall park their cars in areas as designated by the Landlord from time to time.

         15. Bicycles or other vehicles shall not be permitted anywhere inside the Building or on the sidewalks outside the Building, except in those areas designated by Landlord for bicycle parking.

         16. Tenant shall not allow anything to be placed or stored on the outside of the Building, except trash dumpsters, commercial quality trash receptacles, and commercial quality picnic tables for employee use, nor shall anything be thrown by Tenant out of the windows or doors.

         17. No windows, shades, blinds, screens or draperies will be attached or detached by Tenant and no awnings shall be placed over the windows without Landlord's prior written consent. Tenant agrees to abide by Landlord's rules with respect to maintaining uniform curtains, draperies and linings at all windows and hallways so that the Building will present a uniform exterior appearance. Tenant will use its best efforts to have all curtains, draperies and blinds closed at the end of each day in order to help conserve energy. Except in case of fire or other emergency, Tenant shall not open any outside window because the opening of windows interferes with the proper functioning of the Building heating and air conditioning systems.

         18. Tenant shall not install or operate any steam or gas engine or boiler, or carry on any mechanical business in the Leased Premises without Landlord's prior written consent, which consent may be withheld in Landlord's absolute discretion. Landlord approves the use of material handling equipment such as conveyors and forklifts. The use of oil, gas or flammable liquids other than those supplied by the Landlord for heating, air conditioning, lighting or any other purpose is expressly prohibited. Explosives and other articles deemed extra hazardous shall not be brought into the Building.

         19. Except as permitted by Landlord, Tenant shall not mark upon, paint signs upon, cut, drill into, drive nails or screws into, or in any way deface the walls, ceilings, partitions or floors of the Leased Premises or of the Building, excluding (i) work arising from the initial work described on Exhibit F, (ii) Tenant's fixturization of the Leased Premises, and (iii) any subsequent work performed by Tenant with respect to which Landlord has given its consent. Any defacement, damage or injury caused by Tenant shall be paid for by Tenant, due and payable upon demand by Landlord.

         20. Tenant shall not use, keep or permit to be used or kept any foul or noxious gas or substance in the Leased Premise, or permit or suffer the Leased Premises to be occupied or used in a manner offensive or objectionable to the Landlord or other occupants of the Building by reason of noise, odors, and/or vibrations, or interfere in any way with other Tenants or those having business therein.

         21. No cooking shall be done or permitted by any Tenant on the Leased Premises, except for cooking in a microwave oven, nor shall the Leased Premises be used for washing clothes, for lodging, or for any improper objectionable or immoral purposes.

         22. Tenant shall not install any radio or television antenna, loudspeaker, or other device on the roof or exterior walls of the Building. Tenant shall not interfere with radio or television broadcasting or reception from or in the Building or elsewhere.

         23. Tenant shall place garbage dumpsters in a location satisfactory to Landlord. Tenant shall store all of its trash and garbage within such dumpsters. Tenant shall not place in any dumpster any material that cannot be disposed of in the ordinary and customary manner of trash and garbage disposal.

         24. Cars must be parked entirely within the stall lines painted on the ground. The speed limit shall be five (5) miles per hour. Parking is prohibited: (a) in areas not striped for parking, (b) in aisles, (c) where "no parking" signs are posted, (d) on ramps, (e) in cross hatched areas, and (f) in such other areas are may be designed by Landlord as reserved for the exclusive use of others. Washing, waxing, cleaning, or servicing of any vehicle by anyone is prohibited.

         25. Landlord reserves the right to change these rules and to make such other and further reasonable rules and regulations either as it affects one or all tenants as in its judgment from time to time may be needed for the safety, care and cleanliness of the Leased Premises and the Building, or for the preservation of good order therein or for any other cause, and when changes are made, such modified or new rules shall be deemed a part hereof, with the same effect as if written herein, when a copy shall have been delivered to the Tenant or left with some person in charge of the Leased Premises.

         26. These Rules and Regulations are in addition to, and shall not be construed to in any way modify or amend, in whole or in part, the terms, covenants, agreements, and conditions of any lease of premises in the Project.

         27. Tenant shall be responsible for the observance of all the foregoing rules by Tenant's employees, agents, clients, customers, invitees, and guests.


                INITIAL DLG              INITIAL  CK
                        ------                   -------
                       Tenant                    Landlord

                                  EXHIBIT "E-1"

                           TENANT ESTOPPEL CERTIFICATE


                                                                      , 200
                                                         ------------      -

To:

         Re: Lease Agreement with The Lincoln National Life Insurance Company for premises located in Naper Crossings Commerce Center II in Bolingbrook, Illinois

Gentlemen:

The undersigned, ______________________ as Tenant ("Tenant") under that certain Lease Agreement with The Lincoln National Life Insurance Company as Landlord ("Landlord"), dated _______________, 200_ (the "Lease"), hereby ratifies the Lease and states, represents, warrants, and certifies as follows:

1. Tenant entered into occupancy of those premises in (project name) (the "Project") containing approximately ____________ square feet, known as Building _________, Space _____, as more particularly identified in the Lease (the "Premises"), on _____________________, 200 and is in
         full and complete possession of the Premises.

2. All improvements, alterations or additions to the Premises to be made by Landlord, if any, have been completed to the satisfaction of Tenant. All contributions to be made by Landlord for improvements to the Premises, if any, have been paid in full to Tenant.

3. The term of the Lease commenced on _________________ , 200_, and expires on ______________ , 200__.

4. The Lease is in full force and effect and has not been assigned, modified, supplemented or amended in any way (except by agreement(s) dated ________________ ), and the Lease and such agreements, if any, represent the entire agreement between the parties with respect to the Premises.

5. Tenant has no right or option to (i) extend the term of the Lease, (ii) lease additional space in the Project, or (iii) purchase the Project or any part thereof (except for).

6. Base Rent in the amount of $ ______________ per year is currently due and payable under the Lease.

7. Tenant has paid a security deposit under the Lease to Landlord in the amount of $____________________.

8.       Base Rent for ___________________ ____, 200_ has been paid.

9. No rent under the Lease has been paid more than thirty (30) days in advance.

10. There is no existing default on the part of either Landlord or Tenant in any of the terms or conditions of this Lease, and no event has occurred which, with the passage of time or delivery notice, or both, would constitute such a default.

11. All conditions and obligations under the Lease to be performed by Landlord have been performed and on this date Tenant has no existing defenses, counterclaims or offsets against the enforcement of the Lease by Landlord.

12. There are no actions, whether voluntary or, to its knowledge, otherwise, pending against Tenant (or any guarantor of Tenant's obligations pursuant to the Lease) under the bankruptcy or insolvency laws of the United States or any state thereof.

13. There is no apparent or likely contamination of the Premises by hazardous materials or toxic substances and Tenant does not use, nor has Tenant disposed of any such materials or substances in violation of Environmental Laws.

         Tenant hereby acknowledges and agrees that this certificate may be relied upon by Landlord and any purchaser, mortgagee or beneficiary under a deed of trust, and their respective successors and assigns.


                                           Very truly yours,



                                           By:
                                           Title:

                                  EXHIBIT "E-2"

                        LANDLORD'S ESTOPPEL CERTIFICATE



------------------------------------
              (Date)

To:



         Re:


To Whom It May Concern:

         ____________________________________ ("Landlord"), the landlord under that certain lease agreement dated_____________________,________("Lease") between Landlord, and ___________________________________________("Tenant") does hereby certify to___________________________________________________________
("Lender"), the following:

         1. The Lease described above is presently in full force and effect and unmodified except as modified by the following:



--------------------------------------------------------------------------------


--------------------------------------------------------------.

         2. The terms of the Lease commenced on the_____________day of __________, ______ and the full rental is now accruing thereunder. Tenant has not been granted any free rental or unused concession, except as set forth below or as set forth in the Lease. The current monthly rent payable to Tenant under the Lease is $_________________________.

         3. Tenant has accepted possession of the Premises, is currently operating its business therein and any improvements required under the terms of the Lease to be made by Landlord prior to the date hereof have been completed.

         4. Landlord has received no rent under the Lease that is due and payable more than thirty (30) days in advance.

         5. The address for notices to be sent to Tenant is as set forth below, or if no address is set forth below, then as set forth in the Lease.


---------------------------------------

         --------------------------------



         --------------------------------

         6. Tenant as of this date has not delivered to Landlord any written statement setting forth a charge, lien, claim, right of deduction or offset under the Lease, against rents or other charges due or to become due thereunder.

         7.       Tenant has deposited with Landlord a security deposit in the amount of $______________________, which has not been applied by Landlord in whole or in part to any of Tenant's obligations under the Lease.

         8. The Lease provides no, or no further, tenant improvement allowance from the Landlord to the Tenant for improvements previously constructed in the Premises or which are currently being constructed in the Premises or there remains $________________of the tenant improvement allowance under the Lease that has not yet been advanced or applied by Landlord to or on behalf of Tenant for the construction of such improvements.

         9. Landlord has received no notice from Tenant of any default under the Lease by Landlord.

         10. Landlord has granted to Tenant no, or no further, rights to extend or renew the term of the Lease, rights to expand the Premises or lease additional space in _____________________________________________________, or
rights of offer, first refusal or other preferential rights to lease space, except as follows:



         --------------------------------



         --------------------------------



                                             --------------------------------



                                             By:
                                                -----------------------------



                                             Name:
                                                  ---------------------------



                                             Title:
                                                   --------------------------

                                   EXHIBIT "F"

                              TENANT CONSTRUCTION

Tenant accepts the Leased Premises "As Is"

                                   EXHIBIT "G"

             SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT

                                                                        Loan No.


         THIS Agreement made and entered into as of this ____ day of __________, 200_, by and among ___________________________________________________, an _____
__________________, with an address at _____________________________(hereinafter
"Lessor"), __________________________, a __________________________ corporation, with an address at ___________________________________________________________
________________________________________________________ (hereinafter "Lessee"), and, __________________________________________________________________________,
and, ___________________________________________________________________________
corporation, with an address at ________________________________________________
__________________________________ (hereinafter "Lender"),


                                   WITNESSETH:

         WHEREAS Lessor and Lessee have entered into a Lease dated ___________________________________________________________, 200_ (hereinafter referred to as "Lease") whereby Lessee leases from Lessor those certain premises located in the City of _______________________________ County of
________________, and State of __________________, more particularly described in Exhibit A attached hereto and made a part hereof (hereinafter "Demised Premises"), [a short form or memorandum of which Lease was recorded in Volume _______________________, Page _______________________, Office of Recorder,
____________________________ County, ____________________]; and

         WHEREAS Lessor, for the purposes of securing a loan (hereinafter "Loan") from Lender, has executed (or will execute) a Promissory Note (hereinafter "Note") in favor of Lender, and for the purpose of securing the Note, Lessor has executed (or will execute) a Mortgage and Security Agreement or a Deed of Trust and Security Agreement (as applicable) (hereinafter "Mortgage") creating a first and superior lien upon the real property described in Exhibit A; and

         WHEREAS Lessor, Lessee and Lender desire to confirm their understanding with respect to the Lease and the Mortgage and to subordinate the Lease to the Mortgage;

         NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and to induce Lender to proceed with the closing of the Loan, Lessor, Lessee and Lender hereby agree and covenant as follows:

         1. Lessee agrees that the Lease (and its estate created thereunder) as well as all of its rights and options thereunder shall be subject and subordinate to the lien of the Mortgage. Notwithstanding the foregoing, Lessee agrees that Lender may at any time, at its election, execute and file in ___________________________________________________ County,
                  _________________________________________________, a notice of subordination reciting that the Lease shall be superior to the lien of the Mortgage. From and after the recordation of such notice of subordination, the Lease shall be superior to the lien of the Mortgage and shall not be extinguished by any foreclosure or sale thereunder.

         2. During the term of the Lease or any extensions or renewals thereof, so long as Lessee is not in default (after giving effect to any applicable grace period) in the payment of basic rent or percentage rent or in the performance of any of the terms, covenants or conditions of the Lease on Lessee's part to be performed, Lender agrees that it will not (i) take any action designed to disturb Lessee's possession and occupancy of the Demised Premises nor to diminish or interfere with any of Lessee's rights and privileges under the Lease, or (ii) join Lessee as a party defendant in any action or proceeding for the purpose of terminating Lessee's interest and estate under the Lease because of any default under the Mortgage.

         3. In the event any proceedings are brought for the foreclosure of the Mortgage or if the Demised Premises are conveyed to the Lender by deed in lieu of foreclosure, Lessee shall attorn to Lender or the purchaser upon any such conveyance or foreclosure sale or trustee's sale and shall recognize Lender or such purchaser as landlord (lessor) under the Lease. Such attornment shall be effective and self-operative without the execution of any further instrument on the part of any of the parties hereto. Lessee agrees, however, to execute and deliver at any time and from time to time, upon the request of Lessor or Lender or any such purchaser (a) any instrument or certificate which, in the reasonable judgment of Lessor or Lender or such purchaser, may be necessary or appropriate in any such foreclosure proceeding or otherwise to evidence such attornment, and (b) an instrument or certificate regarding the status of the Lease, consisting of statements, if true, (i) that the Lease is in full force and effect, (ii) the date through which rentals have been paid, (iii) the date of the commencement of the term of the Lease, (iv) the nature of any amendments or modifications to the Lease, (v) that no default, or state of facts, which with the passage of time or notice would constitute a default, exists on the part of either party to the Lease, and (vi) the dates on which payments of percentage rentals (if any) are due under the terms of the Lease.

         4. If Lender shall succeed to the interest of Lessor under the Lease in any manner, or if any purchaser acquires the Demised Premises upon any foreclosure of the Mortgage or any trustee's sale (or similar sale) under the Mortgage, Lender or such purchaser, as the case may be, in the event of attornment shall have the same remedies by entry, action or otherwise in the event of a default by Lessee in the payment of rent or additional rent or in the performance of any of the terms, covenants and conditions of the Lease on Lessee's part to be performed that Lessor had or would have had if Lender or such purchaser had not succeeded to the interest of Lessor. From and after any such attornment, Lender or such purchaser shall be bound to Lessee under all the terms, covenants and conditions of the Lease, and Lessee shall, from and after the succession to the interest of Lessor under the Lease by Lender or such purchaser have the same remedies against Lender or such purchaser for the breach of an agreement contained in the Lease that Lessee might have had under the Lease against the Lessor if Lender or such purchaser had not succeeded to the interest of Lessor; provided further, however, that Lender or such purchaser shall not be subject to any liability or obligation under the Lease or otherwise until Lender or such purchaser shall have acquired the interest of Lessor in the Demised Premises by foreclosure or otherwise, and then only to the extent of liabilities or obligations accruing subsequent to the date that Lender or such purchaser has acquired the interest of Lessor; in furtherance of the foregoing, neither Lender or such purchaser shall be

                           (a) liable for any action or omission of any prior landlord (including Lessor); or

                           (b) liable for the return of any security deposits (except such as have been delivered to it); or

                           (c) subject to any offsets or defenses which Lessee might have against any prior landlord (including Lessor) except for offsets and defenses which arise subsequent to the date that Lender or such purchaser acquires the interest of Lessor; or

                           (d) bound by any rent or additional rent which Lessee might have paid for more than the current month to any prior landlord (including Lessor); or

                           (e) bound by any amendment or modification of the Lease made without its written consent; or

                           (f) bound by the consent of any prior landlord (including Lessor), if required by the terms of the Lease, to any assignment or sublease of Lessee's interest in the Lease made without also obtaining Lender's prior written consent; or

                           (g) personally liable for any default under the Lease or any covenant on its part to be performed thereunder as landlord, it being acknowledged that Lessee's sole remedy in the event of such default shall be to proceed against Lender's interest as mortgagee in the Demised Premises.

         5. Lessee agrees to give Lender notice of any default by Lessor under the Lease at the same time as Lessee gives notice to the Lessor. Lender shall be entitled, but shall not be obligated, upon notice of a default by Lessor under the Lease to remedy the default of the Lessor provided that Lender promptly commences action to correct the default within thirty (30) days, and Lender proceeds with due diligence and without interruption to complete the action necessary to cure the default. Lender shall in no event be obliged to cure a default which is personal to Lessor and, therefore, not reasonably susceptible of cure by Lender.

         6. In the event Lessee receives written notice from Lender that there has been a default under the Loan and that rentals due under the Lease are to be paid to Lender pursuant to the terms of an Assignment, Lessee shall pay to Lender, or in accordance with the directions of Lender, all rentals and other monies due or to become due to Lessor under the Lease, and Lessor hereby expressly authorizes Lessee to make such payments to Lender, or as otherwise directed by Lender, and hereby releases and discharges Lessee of and from any liability to Lessor on account of any such payments.

         7. Nothing herein contained is intended, nor shall it be construed, to abridge or adversely affect any right or remedy of Lessor under the Lease in the event of any default by Lessee in the payment of any rent or in the performance of any of the terms, covenants or conditions of the Lease on Lessee's part to be performed.

         8. Any notice or communication required or permitted hereunder shall be given in writing, sent by United States mail, postage prepaid, registered or certified mail, or by facsimile transmission (provided that such facsimile is confirmed by mail in the manner previously described), addressed to the recipient party at its address set forth above, or to such other address or in the care of such other person as hereafter shall be designated in writing by the applicable party and shall be deemed to have been given as of the date of receipt.

         9. This Agreement may not be modified orally or in any manner other than by an agreement in writing signed by the parties hereto or their respective successors in interest. This Agreement shall inure to the benefit of and be binding upon the parties hereto, their successors and assigns, and any purchaser or purchasers at foreclosure of the Demised Premises, and their respective heirs, personal representatives, successors and assigns.

         IN WITNESS WHEREOF, the parties hereto have hereunto caused this Agreement to be duly executed as of the day and year first above written.


                                                "LESSOR"



                                               By:
                                               Title:


                                                "LESSEE"


                                               By:
                                               Title:


                                                "LENDER"


                                               By:
                                               Title:

STATE OF                       )
                               ) SS:
COUNTY OF                      )

         On this the ________________________ day of ______________________,
2000 before me personally appeared ______________________________, known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument and acknowledged that (she)(he) executed the same as (her)
(his) free act and deed and the free act and deed of _________________________________________________________ for the purposes therein contained.

         IN WITNESS WHEREOF, I hereunto set my hand.



                                                   Notary Public
                                                   My Commission Expires:

STATE OF                       )
                               ) SS:
COUNTY OF                      )

         On this the __________________ day of _____________ , 2000, before me personally appeared __________________________________________________________,
known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument and acknowledged that (she) (he) executed the same as
(her) (his) free act and deed and the free act and deed of _______________________________ for the purposes therein contained.

         IN WITNESS WHEREOF, I hereunto set my hand.


                                             Notary Public
                                             My Commission Expires:

STATE OF                      )
                              ) SS:
COUNTY OF                     )

         On this the ________________________ day of ____________________,
2000, before me personally appeared___________________________________________, the duly authorized officer of__________________________________________________
known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument and acknowledged that (she)(he) executed the same as
(her) (his) free act and deed and the free act and deed of said ______________________________________________, for the purposes therein contained.

         IN WITNESS WHEREOF, I hereunto set my hand.



                                                  Notary Public
                                                  My Commission Expires:

                                    EXHIBIT H

                             LANDLORD'S LIEN WAIVER

THIS LANDLORD'S LIEN WAIVER (this "Waiver") is made this _____________ day of ___________________, 200_ by THE LINCOLN NATIONAL LIFE INSURANCE COMPANY, an Indiana corporation ("Landlord").

                                    RECITALS

         WHEREAS, Landlord is the owner of certain real property located in the Village of Bolingbrook, Illinois, which property is more particularly described on Exhibit A, attached hereto and made a part hereof (the "Property").

         WHEREAS, Landlord and iFulfillment, Inc., a Delaware corporation ("iFulfillment, Inc.") entered into a Lease Agreement, dated July 23, 2001 whereby Landlord leased the Property to iFulfillment, Inc. and iFulfillment, Inc. leased the Property from Landlord (the "Lease").

         WHEREAS, iFulfillment, Inc., in the course of its business operations, and in its sole discretion, may pledge, hypothecate, grant a security interest in, or otherwise encumber the inventory, equipment, furnishings, trade fixtures, books and records, now owned or hereafter acquired by iFulfillment ("Tenant's Personal Property"), as security for a loan, a lease or such other financing arrangement as i-Fulfillment may deem appropriate.

         WHEREAS, in order for iFulfillment,Inc. to grant a first priority security interest in and to Tenant's Personal Property, Landlord is required to waive any actual or potential lien, or claim to a lien, which may arise at law or in equity, by statute, or by virtue of Landlord's ownership of the Property (collectively, "Landlord's Liens"). Further, it is a condition of iFulfillment, Inc.'s obligations under the Lease that Landlord waive Landlord's Liens with respect to Tenant's Personal Property.

         WHEREAS, Landlord desires herein to waive Landlord's Liens with respect to Tenant's Personal Property.

         NOW THEREFORE, in consideration of Landlord's obligations under the Lease and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Landlord hereby represents, warrants, covenants and agrees as follows:

         1. Landlord hereby waives Landlord's Liens with respect to Tenant's Personal Property and further subordinates, releases and relinquishes to iFulfillment, Inc., its successors, assigns, lenders and vendors, all right, title and interest, if any, which Landlord may otherwise claim in and to Tenant's Personal Property, including any substitutions, accessions or replacements of such items. Landlord agrees that Tenant's Personal Property is removable personal property, whether or not affixed to the Property, and shall not be deemed fixtures. Tenant's Personal Property does not include any leasehold improvements which are permanently attached to the Property or which are owned by Landlord.

         2. In the event that iFulfillment, Inc. enters into a financing arrangement (a "Financing Arrangement") whereby it grants a security interest in and to Tenant's Personal Property to a third party lender, lessor or vendor (individually, a "Lender"), Landlord agrees to execute such additional documents as may evidence Landlord's waiver of Landlord's Liens as such Lender may reasonably require (the "Additional Waivers"). Landlord acknowledges that such Additional Waivers may provide a Lender with the right to enter upon the Property, upon notice to Landlord, and remove Tenant's Personal Property in the event of a default under the documents evidencing the Financing Arrangement.

         3. This Agreement shall be governed by the internal laws of the State of Illinois without reference to principles of choice of law.

         4. Neither this Agreement nor any Lender's security interest in Tenant's Personal Property shall be deemed a mortgage of or lien upon Landlord's fee title to the Property.

         5. This Agreement shall be binding upon Landlord and Landlord's successors and assigns and shall inure to the benefit of i-Fulfillment, its successors, assigns and Lenders.

         IN WITNESS WHEREOF, Landlord has executed this Waiver as of the date first above written.


                                The Lincoln National Life Insurance Company,
                                An Indiana Corporation
                                By: Delaware Lincoln Investment Advisers,
                                A Series of Delaware Management Business Trust As Attorney-In-Fact



                                By:
                                    -------------------------------------------
                                       Christine M. Konrath Second
                                       Vice President

STATE OF                       )
         --------------------  )
                               ) SS:
COUNTY OF                      )
          -------------------  )

         Then personally appeared before me ___________________________________, the _______________________________ of DELAWARE LINCOLN INVESTMENT ADVISERS, who acknowledged to me that his/her execution of the forgoing waiver was his/her free act and deed and the free act and deed of DELAWARE LINCOLN INVESTMENT ADVISERS, this _____ day of __________________________ , 200 .



                                    Notary Public:
                                                   -----------------------------
                                    My Commission Expires:

                                    EXHIBIT A

                       LEGAL DESCRIPTION OF THE PROPERTY

[See attached]